UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Sunstone Hotel Investors, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 30, 2020 Meeting Information Meeting Type: Annual Meeting For holders as of: March 03, 2020 Date: April 30, 2020Time: 2:00 PM PDT Location: Sunstone Hotel Investors, Inc. 200 Spectrum Center Drive 2nd Floor Irvine, California 92618 SUNSTONE HOTEL INVESTORS, INC. 200 SPECTRUM CENTER DRIVE 21ST FLOOR IRVINE, CA 92618 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000447432_1 R1.0.1.18 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of Meeting2. Proxy Statement Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. 0000447432_2 R1.0.1.18

Voting items The Board of Directors recommends you vote FOR the following: 0000447432_3 R1.0.1.18 Election of the following eight nominees to serve as directors until the next annual meeting and until their successors are elected and qualified: Nominees 1A. John V. Arabia 1B. W. Blake Baird 1C. Andrew Batinovich 1D. Monica Digilio 1E. Thomas A. Lewis, Jr. 1F. Murray J. McCabe 1G. Douglas M. Pasquale 1H. Keith P. Russell The Board of Directors recommends you vote FOR proposals 2 and 3. Ratification of the Audit Committee's appointment of Ernst & Young LLP to act as the independent registered public accounting firm for the fiscal year ending December 31, 2020. Advisory vote to approve the compensation of Sunstone's named executive officers, as set forth in Sunstone's Proxy Statement for the 2020 Annual Meeting. NOTE: Transaction of such other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 18, 2020.

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